UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

Broder Bros., Co.

(Exact name of registrant as specified in its charter)

Michigan	333-110029	38-1911112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Neshaminy Interplex, 6th Floor

Trevose, Pennsylvania 19053

(Address of Principal executive offices, including Zip Code)

(215) 291-6140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 4, 2009, Broder Bros., Co. (the “Company”) announced that it had hired a strategic advisor. In light of the current market conditions, the Company announced that it is exploring financing and strategic alternatives with respect to its long-term capital structure. To assist in this effort, the Company has retained Miller Buckfire & Co., LLC, as its financial advisor and investment banker, and Kirkland & Ellis LLP, as special counsel.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Broder Bros., Co. dated March 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRODER BROS., CO.

/s/ Martin J. Matthews
Date: March 4, 2009	Name:	Martin J. Matthews
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Broder Bros., Co. dated March 4, 2009.

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